UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 28, 2007

IKANOS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-51532	73-1721486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47669 Fremont Boulevard

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 979-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 28, 2007, Ikanos Communications, Inc. (“Ikanos” or the “Company”) entered into a Separation and Release Agreement with Yehoshua Rom, the Company’s former Vice President of Central Engineering. On October 1, 2007, Ikanos entered into a Separation and Release Agreement and a Consulting Agreement with Daniel K. Alter, the Company’s former Corporate Development Officer. Copies of these agreements are filed as Exhibits 10.1 and 10.2 to this report.

Item 2.05.	Costs Associated with Exit or Disposal Activities and Item 2.06. Material Impairments

On September 28, 2007, Ikanos initiated a restructuring plan with associated charges estimated to range between $3.6 and $4.0 million. The restructuring plan involved reducing the workforce, including four members of senior management, by approximately 5% and outsourcing the back-end physical semiconductor design research and development process. The estimated restructuring charges will consist of approximately $2.8 to $3.0 million in contract termination costs and asset impairments and $0.8 to $1.0 million in severance costs. The restructuring plan is necessary to realign expenditures with current operational needs and is expected to be completed by December 31, 2007. As a result of these actions, the Company expects to reduce operating expenses in 2008 by $3.5 million, including approximately $0.5 million in stock compensation expense.

Item 8.01.	Other Events

On October 1, 2007, Ikanos issued a press release announcing an executive restructuring and a plan to outsource its back-end physical semiconductor design. A copy of this press release is furnished as Exhibit 99.1 to this report.

The information provided under Item 8.01 in this Current Report on Form 8-K and the Exhibit attached hereto are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Separation and Release Agreement with Yehoshua Rom dated September 28, 2007.

10.2	Separation and Release Agreement and Consulting Agreement with Daniel K. Alter dated October 1, 2007.

99.1	Press Release issued October 1, 2007.*

*	Furnished, not filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKANOS COMMUNICATIONS, INC.

By:	/s/ Cory J. Sindelar
Cory J. Sindelar
Chief Financial Officer

Date: October 1, 2007

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation and Release Agreement with Yehoshua Rom dated September 28, 2007.

10.2	Separation and Release Agreement and Consulting Agreement with Daniel K. Alter dated October 1, 2007.

99.1	Press Release issued October 1, 2007.*

*	Furnished, not filed.

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